EXHIBIT 10.20
JOINDER AGREEMENT
THIS JOINDER AGREEMENT (the “Agreement”) dated as of January 26, 2011 is by and between iArchives, Inc., a Utah corporation (the “New Subsidiary”), and Bank of America, N.A., in its capacity as Administrative Agent under that certain Credit Agreement dated as of September 9, 2010 (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among Ancestry.com Operations Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
The Loan Parties are required by Section 7.12 of the Credit Agreement to cause the New Subsidiary to become a “Guarantor” thereunder. Accordingly, the New Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the holders of the Obligations:
1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Article IV of the Credit Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.
2. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Security Agreement and a “Grantor” for all purposes of the Security Agreement, and shall have all the obligations of a Grantor thereunder as if it had executed the Security Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this paragraph 2, the New Subsidiary hereby grants to the Administrative Agent, for the benefit of the holders of the Obligations, a continuing security interest in, and a right of set off against, any and all right, title and interest of the New Subsidiary in and to the Collateral (as defined in the Security Agreement) of the New Subsidiary to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement).
3. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Pledge Agreement and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the New Subsidiary hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the holders of the Obligations, a continuing security interest in any and all right, title and interest of the New Subsidiary in and to the Equity Interests identified on Schedule 6 hereto and all other Pledged Collateral (as defined in the Pledge Agreement) of the New Subsidiary to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement).

4. The New Subsidiary hereby represents and warrants to the Administrative Agent and the Lenders that:
(a) The New Subsidiary’s exact legal name and state of formation are as set forth on the signature pages hereto.
(b) The New Subsidiary’s taxpayer identification number and organization number are set forth on Schedule 1 hereto.
(c) Other than as set forth on Schedule 2 hereto, the New Subsidiary has not changed its legal name, changed its state of formation, been party to a merger, consolidation or other change in structure in the five years preceding the date hereof.
(d) Schedule 3 hereto includes all of the IP Rights registered or pending registration with the United States Copyright Office or the United States Patent and Trademark Office and owned by the New Subsidiary as of the date hereof. None of the IP Rights of the New Subsidiary set forth in Schedule 3 hereto is subject to any licensing agreement or similar arrangement, except as set forth on Schedule 3 hereto.
(e) Schedule 4 hereto includes all Commercial Tort Claims asserted in any judicial action before any Governmental Authority by or in favor of the New Subsidiary as of the date hereof.
(f) Schedule 5 hereto lists all real property located in the United States that is owned or leased by the New Subsidiary as of the date hereof.
(g) Schedule 6 hereto lists each Subsidiary of the New Subsidiary, together with (i) jurisdiction of formation, (ii) number of shares of each class of Equity Interests outstanding, (iii) the certificate number(s) of the certificates evidencing such Equity Interests and number and percentage of outstanding shares of each class owned by the New Subsidiary (directly or indirectly) of such Equity Interests and (iv) number and effect, if exercised, of all outstanding options, warrants, rights of conversion or purchase and all other similar rights with respect thereto.
5. The address of the New Subsidiary for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 to the Credit Agreement or such other address as the New Subsidiary may from time to time notify the Administrative Agent in writing.
6. This Agreement may be executed in multiple counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.
7. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the holders of the Obligations, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

IARCHIVES, INC., a Utah corporation
By:	/s/ Howard Hochhauser
	Name:	Howard Hochhauser
	Title:	President, Chief Financial Officer

Acknowledged and accepted:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:

Name:
Title:

IN WITNESS WHEREOF, the New Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the holders of the Obligations, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

IARCHIVES, INC., a Utah corporation
By:
Name:
Title:

Acknowledged and accepted:
BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Brenda H. Little

	Name:	Brenda H. Little
	Title:	Vice President

Schedule 1
Taxpayer Identification Number; Organizational Number
Federal Tax Number: 87-0532363
Organization Number: 1204950-0142

Schedule 2
Changes in Legal Name or State of Formation;
Mergers, Consolidations and other Changes in Structure
The New Subsidiary was acquired by the Borrower in a merger transaction effective October 20, 2010.

Schedule 3
IP Rights
PATENTS

		Application No.	Filing Date
Type of File	Title	(Serial Number)	(Registration Date)	Country	Status

Utility	SYSTEM AND METHOD FOR CREATING A SEARCHABLE WORD INDEX OF A SCANNED DOCUMENT INCLUDING MULTIPLE INTERPRETATIONS OF A WORD AT A GIVEN DOCUMENT LOCATION	10/049,016 (7,240,062)	06/08/2004 (07/03/2007)	US	Issued
Registered copyrights, mask works, trademarks and service marks:

Application
			No. (Serial	Filing Date
Stoel Docket Number	Type of File	Title	Number)	(Registration Date)	Country	Status
TRADEMARKS
57013/3.2	Trademark	OWR	78/398,621	04/08/2004	US	Registered
			(2,982,241)	(08/02/2005)
57013/3.3	Service	OWR	78/398,618	04/08/2004	US	Registered
	Mark		(3,139,910)	(09/05/2006)
N/A	Service	iARCHIVES &	76/265,379	06/01/2001	US	Registered
	Mark	Design	(2,755,063)	(08/26/2003)

N/A	Service	Notebook Pages	76/265,393	06/01/2001	US	Registered
	Mark	Design	(2,676,687)	(01/21/2003)

Schedule 4
Commercial Tort Claims
None.

Schedule 5
Real Property Locations
The New Subsidiary leases office space located at 355 South 520 West, Suite 250, Lindon, UT 84042 pursuant to an Office Sublease Agreement dated May 25, 2006 between Canopy Properties, Inc. as tenant and iArchives, Inc. as subtenant, as amended on November 1, 2007 and March, 2010.

Schedule 6
Equity Interests
None. The New Subsidiary has no subsidiaries.